                               VICON INDUSTRIES, INC.
                                   89 Arkay Drive
                             Hauppauge, New York  11788


                                                  April 30, 1998




Chugai Boyeki (America) Corp.
55 Mall Drive
Commack, New York  11725



Dear Sirs:

     Vicon Industries, Inc. (the "Company") agrees with Chugai Boyeki (America) Corp. ("CBA") that upon the closing of the Company's pending public offering of its common stock (provided that such closing occurs on or before May 8, 1998):

     1. The Company will pay Chugai Boyeki Company, Ltd. ("CBC") and/or CBA $1,900,000 of the Company's outstanding overdue accounts payable to CBC with accrued interest to the date of payment on the full amount of overdue accounts payable.

     2. The Company will pay to CBC all outstanding principal and accrued interest to the date of payment on its existing $1,800,000 principal amount term loan to the Company and such term loan shall be deemed paid in full.

     3. Concurrently with such payments, the balance of the overdue accounts payable from the Company to CBA, up to a maximum of $4,500,000 will be converted into a five-year term loan and to evidence such loan, the Company will execute and deliver to CBA a Secured Promissory Note in the form attached hereto as Exhibit A, and the Company and CBA will execute and deliver a Security Agreement and a Subordination Agreement in the respective forms attached hereto as Exhibits B and C.

     If the foregoing transaction is consummated as specified above, the Company
(a) will, at the closing, pay to CBA or CBC, as the case may be, all other overdue accounts payable by the Company to CBA or CBC, and (b) will pay all other accounts payable by the Company to CBA or CBC in accordance with the terms thereof.

     If the foregoing is in accordance with your understanding, please indicate your agreement by signing the enclosed copy of this letter agreement as provided below and returning it by fax to the undersigned.

                              VICON INDUSTRIES, INC.



                              By:  /s/ Kenneth M. Darby
                                 ---------------------------
                                 Kenneth M. Darby, President



AGREED AND ACCEPTED

CHUGAI BOYEKI (AMERICA) CORP.



By   /s/ Kazuyoshi Sudo
     ----------------------------
     Kazuyoshi Sudo
     Senior Vice President and
     Chief Executive Officer

                                                                       Exhibit A


THIS NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED MAY 6, 1998 EXECUTED BY CHUGAI BOYEKI (AMERICA) CORP., CHUGAI BOYEKI COMPANY LIMITED AND VICON INDUSTRIES, INC. IN FAVOR OF IBJ SCHRODER BUSINESS CREDIT CORPORATION.


                               SECURED PROMISSORY NOTE
                               -----------------------

$4,500,000                                                   Hauppauge, New York
                                                                     May 6, 1998

     FOR VALUE RECEIVED, VICON INDUSTRIES, INC., a New York corporation (the "Borrower"), promises to pay to the order of CHUGAI BOYEKI (AMERICA) CORP., a New York corporation (together with its successors and assigns, the "Lender"), at its office located at 55 Mall Drive, Commack, New York 11725, or such other place as the Lender may specify, in lawful money of the United States of America and in immediately available funds the principal amount of FOUR MILLION FIVE HUNDRED THOUSAND United States Dollars ($4,500,000) in ten (10) equal semi-annual installments of $450,000 each, on May 6 and November 6 of each year, commencing November 6, 1998 and ending on May 6, 2003 (the "Maturity Date"), without setoff or counterclaim and free and clear of, and without deduction for or on account of, any present or future stamp or other taxes, withholdings, restrictions or conditions of any nature.

     The Borrower further promises to pay interest in like money on the unpaid principal balance of this Note from time to time outstanding until paid in full at a rate (computed on the basis of a 360 day year and actual days elapsed) equal to the rate of interest adopted by The Sanwa Bank, Limited, New York Branch, or its successor, from time to time as its "prime rate" for loans in United States Dollars to United States borrowers, which rate is not intended to be the lowest rate of interest charged by such bank. Interest shall be payable semi-annually on each May 6 and November 6, commencing November 6, 1998, upon prepayment hereof (to the extent accrued on the amount being prepaid) and upon payment in full of the unpaid principal balance hereof. The records of the Lender shall constitute prima facie evidence of amounts paid hereunder and of the unpaid principal hereof and accrued interest hereunder.

     Whenever any date for payment shall fall on a day that is not a business day in New York City, such payment shall be made on the next succeeding such business day.

     Upon the occurrence of any of the following events (each, an "Event of Default"):

          (a) Failure by the Borrower to make in full any payment of principal or interest in respect of this Note when due, which amount shall remain unpaid for a period of 5 days after notice thereof shall have been given by the Lender to the Borrower; or failure by the Borrower to make payment in full when due of any other amount due pursuant to this Note or the Security Agreement referred to below, which amount shall remain unpaid for a period of 5 days after notice thereof shall have been given by the Lender to the Borrower; or

          (b) Failure by the Borrower to perform any other term, condition or covenant of this Note or any other agreement (including, without limitation, the Security Agreement referred to below), instrument or document delivered pursuant hereto or in connection herewith or therewith, which failure shall remain unremedied for a period of 15 days after notice thereof shall have been given by the Lender to the Borrower; or

               (c) (i)   Failure by the Borrower or any corporation of which the
          Borrower alone or the Borrower and/or one or more of its Subsidiaries (as defined below) owns, directly or indirectly, at least a majority of the securities having ordinary voting power for the election of directors (each, a "Subsidiary") to perform any term, condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or other instrument or agreement relating to the borrowing of money or the deferred purchase price of a fixed asset to which the Borrower or any Subsidiary is a party or by which it is bound or by which any of its properties or assets may be affected (each, a "Debt Instrument"), so that, as a result of any such failure to perform (regardless of the satisfaction of any requirement for the giving of appropriate notice or the lapse of time or both), such obligation for the payment of borrowed money or deferred purchase price ("Indebtedness") included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

               (ii) Any event or condition referred to in any Debt Instrument shall occur or fail to occur, so that, as a result thereof (regardless of the satisfaction of any requirement for the giving of appropriate notice or the lapse of time or both), the Indebtedness evidenced, secured or covered thereby or subject thereto may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

               (iii) Any such Indebtedness included in any Debt Instrument or evidenced, secured or covered thereby or subject thereto is not paid when due; or

          (d) Any representation or warranty made in writing to the Lender in the Security Agreement or in connection with this Note or in any certificate, statement or report made in connection with the execution and delivery of, or in compliance with, this Note or the Security Agreement shall have been false in any material respect when made; or

          (e) An order for relief under the Federal Bankruptcy Code, as now or hereafter in effect, shall be entered against the Borrower or any Subsidiary; or the Borrower or any Subsidiary shall become insolvent, generally fail to pay its debts as they become due, make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, petition or apply to any tribunal for the appointment of a receiver or trustee for itself or a substantial part of its assets, or commence any proceeding under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced, against the Borrower or any Subsidiary which remains undismissed for a period of 30 days or more; or the Borrower or any Subsidiary or any endorser or guarantor hereof by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a receiver of or trustee for itself or any substantial part of its properties, or shall suffer any such receivership or trusteeship to continue undischarged for a period of 30 days or more; or

          (f) Any judgment against the Borrower or any Subsidiary, or any attachment, levy or execution against any property of the Borrower or any Subsidiary, for any amount shall remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of 60 days or more; or

          (g) Any action or proceeding affecting the Borrower shall have been commenced before any court or government department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may result in the seizure or forfeiture of any property of the Borrower which would cause a material adverse effect upon the operations, business, properties or financial condition of the Borrower or on the ability of the Borrower to perform its obligations hereunder; or

          (h) The Security Agreement shall at any time after its execution and delivery and for any reason cease: (A) to create a valid and perfected security interest in and to the property purported to be subject to the Security Agreement; or (B) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower, or the Borrower shall deny that it has any further liability or obligation under the Security Agreement; or (C) the Borrower shall fail to perform any of its obligations under the Security Agreement; or

          (i) The Lender shall have determined, in its sole discretion, that one or more conditions exist or events have occurred which may result in a material adverse change in the operations, business, properties or financial condition of the Borrower;

then, in any such event, the Lender may, by notice of default to the Borrower, declare the principal amount then outstanding hereunder (with accrued interest thereon) to be immediately due and payable; provided, however, that no such notice shall be required upon the occurrence of any Event of Default described in paragraph (e) hereof, and upon the occurrence of such an Event of Default the then outstanding principal amount hereunder shall automatically and, without notice, become immediately due and payable.

     If all or any part of the principal amount of this Note shall not be paid when due, whether on the due date of any installment thereof, upon acceleration of the maturity thereof or otherwise, the aggregate unpaid principal balance of this Note shall bear interest at a rate of two percent

(2%) per annum in excess of the rate in effect at such default; provided, however, that no such post-default rate so payable hereunder shall be in excess of the maximum permitted under any applicable law.

     The Borrower may prepay the full principal amount of this Note or any portion thereof at any time upon three business days' prior notice to the Lender.

     The obligations of the Borrower under this Note are secured by a Security Agreement of even date herewith between the Borrower and the Lender (as the same may be amended from time to time, the "Security Agreement") to which Security Agreement reference is hereby made for a description of the nature and extent of the security provided therein and the rights in respect of such security of any holder of this Note.

     The rights of the Lender under this Note are subject to a Subordination Agreement (the "Subordination Agreement") dated as of May 6, 1998 among the Borrower, the Lender and IBJ Schroder Business Credit Corporation to which Subordination Agreement reference is hereby made for a description of the nature and extent of the subordination of the rights of any holder of this Note.

     Except as expressly provided herein, notice, demand, presentment, protest, notice of protest, dishonor, notice of dishonor and notice of any other kind are hereby expressly waived by the Borrower. The Borrower further waives its right to interpose any setoff or counterclaim of any nature or description in, or to plead any statute of limitations as a defense to, any action commenced by the Lender to enforce its rights hereunder.

     No failure by the Lender or any assignee thereof to exercise, and no delay in exercising, any right, remedy or power hereunder or under the Security Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender or such assignee of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     The Borrower agrees (i) to pay on demand all legal and other fees, costs and expenses of the Lender incurred in connection with the collection of this Note, the Security Agreement or any other instruments and documents to be delivered hereunder or thereunder, (ii) to pay on demand all legal and other fees, costs and expenses of the Lender incurred in connection with the enforcement of this Note, the Security Agreement or any other instruments or documents to be delivered hereunder or thereunder, and (iii) to pay, indemnify and hold the Lender harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including any reasonable expense incurred by the Lender in employing legal counsel in connection therewith) which may be imposed on, incurred by or asserted against the Lender in any way relating to or arising out of, or any action taken or omitted by the Lender under (including, but not limited to, the preparation, administration and/or enforcement thereof) this Note, the Security Agreement or any other instrument or document to be delivered hereunder or thereunder. The obligations of the Borrower pursuant to this paragraph shall survive the repayment by the Borrower of all or a portion of the principal amount of this Note and the payment by the Borrower of accrued interest thereon and all other amounts payable hereunder.

     The Borrower may not assign or otherwise transfer its obligations hereunder. The Lender may assign, grant participations in or otherwise transfer all or any portion of its rights hereunder, and any such assignee, participant or transferee shall have all of the rights of the Lender hereunder to the extent of the interest conveyed.

     This Note shall be construed in accordance with and governed by the law of the State of New York.

                                        VICON INDUSTRIES, INC.



                                        By
                                           ----------------------------
                                           Name:
                                           Title:



                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                                                       Exhibit B
                                  SECURITY AGREEMENT
                                  ------------------

     THIS SECURITY AGREEMENT (this "Security Agreement") is made this 6th day of May, 1998, by and between:

     Vicon Industries, Inc., a New York corporation, having its principal place of business at 89 Arkay Drive, Hauppauge, New York 11788 (hereinafter referred to as the "Debtor"); and

     Chugai Boyeki (America) Corp., a New York corporation, having an office at 55 Mall Drive, Commack, New York 11725 (hereinafter referred to as the "Secured Party");

                                 W I T N E S S E T H:

     WHEREAS, the Debtor has delivered a Secured Promissory Note (the "Note") of even date herewith to the Secured Party pursuant to which the Secured Party has loaned the Debtor the aggregate principal amount set forth therein upon and subject to the terms and conditions thereof;

     WHEREAS, the Debtor and IBJ Schroeder Business Credit Corporation (the "Senior Lender") have entered into a Credit and Security Agreement dated as of December 27, 1995 (as heretofore amended, the "Credit Agreement") pursuant to which the Senior Lender may lend to the Debtor the aggregate principal amounts set forth therein upon and subject to the terms and conditions thereof; and

     WHEREAS, the Debtor, the Secured Party and the Senior Lender have entered into a Subordination Agreement of even date herewith (the "Subordination Agreement") pursuant to which certain rights of the Secured Party are subordinated to certain rights of the Senior Lender in respect of credit extended and to be extended to the Debtor under the Credit Agreement and the security interests provided for in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to extend credit to the Debtor, the Debtor agrees with the Secured Party as follows:

     1.   SECURITY INTEREST.

          (a) GRANT OF SECURITY. As security for the Obligations (as defined in Section 1(b) hereof), subject to the provisions of the Subordination Agreement, the Debtor hereby assigns and pledges to the Secured Party, and hereby grants to the Secured Party a security interest in, all of the Debtor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (collectively, the "Collateral"):

          (i) All personal property of the Debtor, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, without limitation, all amounts now or hereafter existing of the Debtor held by or deposited with the Secured Party or with any agent of the

     Secured Party to the extent such an amount is held or maintained by such agent in its capacity as agent of any kind for the Secured Party, and all goods, equipment, furniture, inventory (including, without limitation, all raw materials, finished goods and work-in-process), accounts, contract rights, chattel paper, notes receivable, instruments, documents (including, without limitation, documents of title, warehouse receipts, shipping documents and all other documents and instruments of any kind whatsoever, whether relating to goods in transit or otherwise), general intangibles, credits, claims, demands and other rights and obligations of any kind, whether now or hereafter arising, of the Debtor, and, as to all of the foregoing, any and all additions and accessions thereto, substitutions and replacements therefor and products and proceeds thereof (including, without limitation, all proceeds of insurance thereon).

               The term "accounts" shall mean, without limiting the generality of the foregoing, any and all now existing or hereafter arising rights to payment held by the Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations or receivables now or hereafter received by or belonging to the Debtor, for (A) inventory sold or leased by it, (B) services rendered by it, or (C) advances or loans made by it, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of the Debtor in the inventory which gave rise to any such accounts, including, without limitation, the right to stoppage in transit and all returned, rejected, rerouted or repossessed inventory.

               (ii) All choses in action, all rights arising under any judgment, statute or rule, all rights to tax refunds, all corporate and business records, customer lists, credit files, computer software, computer program print-outs and other computer materials and records, all inventories, trademarks, trade styles, trade names, designs, patents, copyrights, licenses, license agreements, and all applications for patents, copyrights and/or trademarks.

               (iii) Any and all additions and accessions to the foregoing Collateral, substitutions and replacements therefor and products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

          (b) SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of all obligations of Debtor to the Secured Party, now or hereafter existing under the Note or under any other documents evidencing indebtedness under or related to or contemplated by the Note, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any judicial proceeding (including, without limitation, bankruptcy or reorganization) (all such obligations being the "Obligations").

          (c) DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) the Debtor shall remain liable to perform all of its duties and obligations under the transactions giving rise to the Collateral to the same extent as if this Security Agreement had not been executed, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the transactions giving rise to the Collateral, which shall remain unchanged as if this Security Agreement had not been executed, and (iii) the Secured Party shall not have any obligation or liability under the transactions giving rise to the Collateral by reason of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (d) CONTINUING AGREEMENT. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtor.

     2.   DEBTOR'S TITLE; LIENS AND ENCUMBRANCES.

     The Debtor represents and warrants that the Debtor is, or, to the extent that this Security Agreement states that Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good and marketable title thereto free from any and all liens, security interests, encumbrances and claims, except (a) the first priority security interest of the Senior Lender set forth in the Credit Agreement, (b) the security interest of KeyBank National Association in the fixtures owned by the Debtor in the premises of the Debtor located at 89 Arkay Drive, Hauppauge, New York, and (c) the security interest created by the Security Agreement dated June 25, 1990 between the Secured Party and the Debtor. The Debtor will not create, assume or permit to exist any lien, security interest, encumbrance or claim on or against the Collateral except as created by this Security Agreement and as referred to in clauses (a), (b) and
(c) above, and the Debtor will promptly notify the Secured Party of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral and will defend the Collateral against any such claim, lien, security interest or other encumbrance.

     3.   REPRESENTATIONS AND WARRANTIES; LOCATION OF COLLATERAL
          AND RECORDS; BUSINESS AND TRADE NAMES OF DEBTOR.

          (a) The Debtor represents and warrants that it has no place of business, office where Debtor's books of account and records are kept, or place where the Collateral is used, stored or located, except as set forth on Schedule I annexed hereto, and covenants that the Debtor will promptly notify the Secured Party of any change in the foregoing representation. The Debtor shall at all times maintain its records as to the Collateral at its chief place of business at the address referred to on Schedule I and at no other place. The Debtor further covenants that except for Collateral delivered to the Secured Party, the Debtor will not store, use or locate any of the Collateral at any place other than as listed on Schedule I annexed hereto.

          (b) The Debtor represents and warrants that it currently uses, and during the last five years has used, no business or trade names, except as set forth on Schedule I annexed hereto, and covenants that the Debtor will promptly notify the Secured Party, in sufficient detail, of any change in, addition to, or deletion from the business or trade names used by the Debtor for billing purposes.

          (c) The Debtor represents and warrants that it has complied and is in compliance with the provisions of the Fair Labor Standards Act, including, without limitation, the minimum wage and overtime rules of that Act, and covenants that the Debtor will continue to comply with the provisions of that Act.

     4.   PERFECTION OF SECURITY INTEREST.

     The Debtor will execute all such financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law as the Secured Party may require, each in form satisfactory to the Secured Party, and will pay all filing or recording costs with respect thereto and all costs of filing or recording this Security Agreement or any other instrument, agreement or document executed and delivered pursuant hereto or to the Note (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case in all public offices where filing or recording is deemed by the Secured Party to be necessary or desirable. The Debtor hereby authorizes the Secured Party to take all action (including, without limitation, the filing of any Uniform Commercial Code financing statements or amendments thereto without the signature of the Debtor or by signing the Debtor's name to any such financing statements as its attorney-in-fact), which the Secured Party may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Security Agreement.

     5.   GENERAL COVENANTS.

     The Debtor will:

          (a) furnish the Secured Party from time to time at the Secured Party's request with written statements and schedules further identifying and describing the Collateral in such detail as the Secured Party may reasonably require;

          (b) advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party's security interest therein;

          (c) comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Debtor's business, except where the failure so to comply (i) would not be material, and (ii) would have no effect on the value of the Collateral or on the ability of the Secured Party to exercise its rights and remedies hereunder;

          (d) perform and observe all covenants, restrictions and conditions contained in the Credit Agreement providing for payment of taxes, maintenance of insurance and otherwise relating to the Collateral, as though such covenants, restrictions and conditions were fully set forth in this Security Agreement;

          (e) promptly notify the Secured Party of all disputes with account debtors involving amounts in excess of $100,000;

          (f) promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements and other instruments, documents, certificates and assurances, and take such further actions, as the Secured Party may from time to time in its sole discretion deem necessary to perfect, protect or enforce its security interests in the Collateral or otherwise to effect the intent of this Security Agreement and the Note;

          (g) keep or cause to be kept the Collateral in good working order, repair and marketable condition, ordinary wear and tear excepted, at the Debtor's own cost and expense; and

          (h) not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber or otherwise dispose of or abandon any part or all of the Collateral without the express prior written consent of the Secured Party, except (i) for the sale from time to time in the ordinary course of business of the Debtor of such items of Collateral as may constitute part of the business inventory of the Debtor, and (ii) as otherwise expressly provided in the Credit Agreement for so long as the Credit Agreement remains in effect.

     6.   ASSIGNMENT OF INSURANCE.

     At or prior to the date hereof, the Debtor shall deliver to Secured Party copies of, or certificates of the issuing companies with respect to, endorsements of any and all policies of insurance owned by the Debtor covering or in any manner relating to the Collateral, in form and substance satisfactory to the Secured Party, and naming the Secured Party as an additional insured party as its interests may appear with respect to liability coverage and naming the Secured Party as a loss payee with respect to property and extended insurance coverage (in each case subject to the rights of the Senior Lender pursuant to the Credit Agreement), and indicating that no such policy will be terminated, or reduced in coverage or amount, without at least thirty (30) days' prior written notice from the insurer to the Secured Party. As further security for the due payment and performance of the Obligations, but subject to the rights of the Senior Lender pursuant to the Credit Agreement, the Debtor hereby assigns to the Secured Party all sums, including returned or unearned premiums, which may become payable under or in respect of any policy of insurance owned by the Debtor covering or in any manner relating to the Collateral, and the Debtor hereby directs each insurance company issuing any such policy to make payment of such sums directly to the Secured Party. Subject to the provisions of the Subordination Agreement, the Debtor hereby appoints the Secured Party as the Debtor's attorney-in-fact and authorizes the Secured Party in the Debtor's or in the Secured Party's name to endorse any check or draft representing any such payment and to execute any proof of claim, subrogation receipt or other document required by such insurance company as a condition to or otherwise in connection with such payment, and, upon the occurrence of any Event of Default (as defined in the Note), to cancel, assign or surrender any such policies. All such sums received by the Secured Party shall be applied by the Secured Party to satisfaction of the Obligations or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of the Debtor and the Secured Party, or as otherwise required by applicable law.

     7.   FIXTURES.

     It is the intent of the Debtor and the Secured Party that none of the Collateral is or shall be regarded as fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and the Debtor represents and warrants that, except for the security interest referred to in clause 2(b) hereof, it has not made and is not bound by any lease or other agreement which is inconsistent with such intent. Nevertheless, if the Collateral or any part thereof is or is to become attached or affixed to any real estate, the Debtor will, upon request, furnish the Secured Party with a disclaimer or subordination in form satisfactory to the Secured Party of the holder of any interest in the real estate to which the Collateral is attached or affixed, together with the names and addresses of the record owners of, and all other persons having interest in, and a general description of, such real estate.

     8.   COLLECTIONS.

          (a) The Debtor may collect all checks, drafts, cash or other remittances (i) in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, (ii) in payment of any Collateral sold, transferred, leased or otherwise disposed of, or (iii) in payment of or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, leased or otherwise disposed of, and all of the foregoing amounts so collected after the occurrence of an Event of Default shall be held in trust by the Debtor for, and as the property of, but subject to the rights of the Senior Lender pursuant to the Credit Agreement, the Secured Party and shall not be commingled with other funds, money or property of the Debtor.

          (b) After the occurrence of an Event of Default, and upon the written request of the Secured Party, the Debtor will, immediately upon receipt of all such checks, drafts, cash or other remittances in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, but subject to the rights of the Senior Lender pursuant to the Credit Agreement, deliver any such items to the Secured Party accompanied by a remittance report in form supplied or approved by the Secured Party, such items to be delivered to the Secured Party in the same form received, duly endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items, and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto.

          (c) After the occurrence of an Event of Default, and upon the request of the Secured Party, the Debtor will immediately upon receipt of all such checks, drafts, cash or other remittances in payment for any Collateral sold, transferred, leased or otherwise disposed of, or in payment or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, leased or otherwise disposed of, but subject to the rights of the Senior Lender pursuant to the Credit Agreement, deliver any such items to the Secured Party accompanied by a remittance report in form supplied or approved by the Secured Party, such items to be delivered to the Secured Party in the same form received, duly endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items, and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto.

          (d) After the occurrence of an Event of Default, and upon the request of the Secured Party, but subject to the rights of the Senior Lender pursuant to the Credit Agreement, the Debtor will promptly notify the Secured Party in writing of the return or rejection of any goods represented by any accounts, contract rights or general intangibles, and the Debtor shall forthwith account therefor to the Secured Party in cash without demand or notice, and until such payment has been received by the Secured Party the Debtor will receive and hold all such goods separate and apart, in trust for and subject to the security interest in favor of the Secured Party, and the Secured Party is authorized to sell, for the Debtor's account and at the Debtor's sole risk, all or any part of such goods.

          (e) All of the foregoing remittances shall be applied and credited by the Secured Party, first, to satisfaction of the Obligations or as otherwise required by applicable law, and, to the extent not so credited or applied, shall be paid over to the Debtor.

     9.   RIGHTS AND REMEDIES.

     In the event of the occurrence and continuance of any Event of Default, the Secured Party shall at any time thereafter have the right, with or without (to the extent permitted by applicable law) notice to the Debtor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Debtor agrees that the Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance or preparation or is in process or other unfinished state, the Secured Party shall have the right, at its sole option and discretion, to do such rebuilding, repairing, preparation, processing or completion of manufacturing for the purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At the Secured Party's request, the Debtor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall select, whether at the Debtor's premises or elsewhere, and make available to the Secured Party, without rent, all of the Debtor's premises and facilities for the purpose of the Secured Party's taking possession of, removing or putting the Collateral in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied, first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling and the like and to the reasonable attorneys' fees and legal expenses incurred by the Secured Party, second, to satisfaction of the Obligations, and, third, to the payment of any other amounts required by applicable law, after which the Secured Party shall account to the Debtor for any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Note to be applicable after a default by Debtor, and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention, processing, preparation for sale or sale of the Collateral.

The rights of the Secured Party pursuant to this Section 9 shall in each instance be subject to the provisions of the Subordination Agreement.

     10.  COSTS AND EXPENSES.

     Any and all fees, costs and expenses of whatever kind or nature, including reasonable attorneys' fees and legal expenses, incurred by the Secured Party in connection with the preparation of this Security Agreement and all other documents relating hereto and the consummation of the transactions contemplated hereby, the filing or recording of financing statements and other documents (including all fees and taxes in connection therewith), the payment or discharge of any taxes, insurance premiums or encumbrances, or otherwise protecting, maintaining or preserving the Collateral and the Secured Party's security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Security Agreement relates, shall be borne and paid by the Debtor on demand by the Secured Party and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the Note.

     11.  POWER OF ATTORNEY.

     The Debtor hereby authorizes the Secured Party and any officer or agent of the Secured Party, and does hereby make, constitute and appoint the Secured Party and any officer or agent of the Secured Party, with full power of substitution, as the Debtor's true and lawful attorney-in-fact, with power in its own name or in the name of the Debtor, after the occurrence and during the continuance of any Event of Default: (a) to endorse any notes, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (b) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against a debtor, assignment, verification or notice in connection with accounts, and other documents relating to Collateral; (c) to pay or discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (d) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (e) to receive, open and dispose of all mail addressed to the Debtor and to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Secured Party may designate; and (f) generally to do, at the Secured Party's option and at the Debtor's expense, at any time and from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Security Agreement and the Note, all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that any such attorney shall lawfully do or cause to be done by virtue hereof. All acts of any such attorney or substitute are hereby ratified and approved, and said attorney or substitute shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law, except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Security Agreement and thereafter as long as any of the Obligations shall be outstanding.

     12.  NOTICES.

     Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, notices shall be given hereunder by telecopy, by certified or registered mail or by recognized overnight delivery service to any party at its address on the signature page of this Security Agreement. Notices shall be effective (a) if given by registered or certified mail, on the third day after deposit in the mails with postage prepaid, addressed as aforesaid; (b) if given by recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid; or (c) if given by telecopy, when the telecopy is transmitted to the telecopy number as aforesaid; provided that all notices to the Secured Party shall only be effective on receipt.

     13.  OTHER SECURITY.

     To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, then the Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

     14.  DEPOSITS.

     Any and all deposits or other sums at any time credited by or due from the Secured Party or any agent of the Secured Party to the Debtor, whether in regular or special depositary accounts or otherwise, shall at all times constitute additional Collateral for the Obligations, and may be set-off by the Secured Party against any Obligations at any time, whether or not other collateral held by the Secured Party is considered to be adequate.

     15.  MISCELLANEOUS.

          (a) As to the Debtor, the Secured Party shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          (b) No course of dealing between the Debtor and the Secured Party, nor any failure to exercise or any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) All of the Secured Party's rights and remedies with respect to the Collateral, whether established hereby, by the Note or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

          (d) The provisions of this Security Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Security Agreement in any jurisdiction.

          (e) This Security Agreement (including this subsection) is subject to modification only by a writing signed by all of the parties hereto.

          (f) The benefits and burdens of this Security Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that the rights and obligations of the Debtor under this Security Agreement shall not be assigned or delegated without the prior written consent of the Secured Party (exercisable in its sole discretion), and any purported assignment or delegation without such consent shall be void.

     16.  TERM OF THIS SECURITY AGREEMENT.

     The term of this Security Agreement shall commence on the date hereof, and this Security Agreement shall continue in full force and effect, and be binding upon the Debtor, until all of the Obligations have been fully paid and performed and such payment and performance have been acknowledged in writing by the Secured Party, whereupon this Security Agreement shall terminate. Upon termination of this Security Agreement as aforesaid, the Secured Party agrees to execute termination statements on Form UCC-3 to give effect to such termination.

     IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto as of the day and year first above written.


                                   VICON INDUSTRIES, INC., as Debtor

                                   By:
                                      -------------------------------
                                      Name:  Kenneth M. Darby
                                      Title: President

                                   Address for Notices:

                                   Vicon Industries, Inc.
                                   89 Arkay Drive
                                   Hauppauge, New York  11788
                                   Attention:  Kenneth M. Darby
                                   Telecopy No.:  516-951-0339


                                   CHUGAI BOYEKI (AMERICA) CORP.,
                                     as Secured Party

                                   By:
                                      --------------------------------
                                      Name:  Kazuyoshi Sudo
                                      Title: Senior Executive Vice President
                                             and Chief Executive Officer

                                   Address for Notices:

                                   Chugai Boyeki (America) Corp.
                                   55 Mall Drive
                                   Commack, New York  11725
                                   Attention:  Kazuyoshi Sudo
                                   Telecopy No.:  516-864-9710

                                     SCHEDULE I

                                         TO

                                 SECURITY AGREEMENT
                                 ------------------


                          Offices Where Records Are Kept:
                          -------------------------------

                                   89 Arkay Drive
                                Hauppauge, NY  11788

                          Other Locations Where Collateral
                            Is Stored, Used or Located:
                            ---------------------------

                              3010 Business Park Drive
                                 Norcross, Georgia


                              Business and Trade Names
                                  Used by Debtor:
                                  ---------------

                                         None

DEBTOR:
VICON INDUSTRIES, INC.
Taxpayer Indentification No. ______________



                                     SCHEDULE A
                                         TO
                             UCC-l FINANCING STATEMENT
                   NAMING VICON INDUSTRIES, INC., AS DEBTOR, AND
                  CHUGAI BOYEKI (AMERICA) CORP., AS SECURED PARTY
                  -----------------------------------------------

     All of the Debtor's right, title and interest, whether now existing or hereafter arising, in and to the following:

          (a) All personal property of the Debtor, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, without limitation, all amounts now or hereafter existing of the Debtor held by or deposited with the Secured Party or any of them to the extent such amount is held or maintained by such agent in its capacity as agent of any kind for the Secured Party and all goods, equipment, furniture, inventory (including, without limitation, all raw materials, finished goods and work-in-process), accounts, contract rights, chattel paper, notes receivable, instruments, documents (including, without limitation, documents of title, warehouse receipts, shipping documents and all other documents and instruments of any kind whatsoever, whether relating to goods in transit or otherwise), general intangibles, credits, claims, demands and other rights and obligations of any kind, whether now or hereafter arising, of the Debtor and, as to all the foregoing, any and all additions and accessions thereto, substitutions and replacements therefor and products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

          The term "accounts" shall mean, without limiting the generality of the foregoing, any and all now existing or hereafter arising rights to payment held by the Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations or receivables now or hereafter received by or belonging to the Debtor, for (A) inventory sold or leased by it,
(B) services rendered by it, or (C) advances or loans made by it, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of the Debtor in the inventory which gave rise to any such accounts, including, without limitation, the right to stoppage in transit and all returned, rejected, rerouted or repossessed inventory.

          (b) All choses in action, all rights arising under any judgment, statute or rule, all rights to tax refunds, all corporate and business records, customer lists, credit files, computer software, computer program print-outs and other computer materials and records, all inventories, trademarks, trade styles, trade names, designs, patents, copyrights, licenses, license agreements, and all applications for patents, copyrights and/or trademarks.

          (c) Any and all additions and accessions to the foregoing Collateral, substitutions and replacements therefor and products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

          (d) All sums, including returned or unearned premiums, which may become payable under or in respect of any policy of insurance owned by the Debtor covering or in any manner relating to the Collateral.

          (e) Any and all deposits or other sums at any time credited by or due from the Secured Party or any agent of the Secured Party to the Debtor whether in regular or special depositary accounts or otherwise.

                                                                       Exhibit C


                              SUBORDINATION AGREEMENT
                              -----------------------


     WHEREAS, VICON INDUSTRIES, INC., a corporation organized under the laws of New York having its usual place of business at 89 Arkay Drive, Hauppauge, New York 11788 (hereinafter called the "BORROWER"), is indebted to the undersigned lender, Chugai Boyeki (America) Corp. (hereinafter called the "SUBORDINATED LENDER"), in the aggregate principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000) evidenced by a Secured Promissory Note dated
May 6, 1998 (the "SUBORDINATED NOTE");

     WHEREAS, the Borrower and the Subordinated Lender have requested IBJ SCHRODER BUSINESS CREDI CORPORATION (hereinafter called the "SENIOR LENDER") to extend credit to the Borrower, but the Senior Lender is unwilling to grant such request unless the Subordinated Lender shall (i) subordinate in the manner and to the extent hereinafter provided all interest payments on the above mentioned indebtedness evidenced by the Subordinated Note of the Borrower to the Subordinated Lender (all of which interest payments on such indebtedness are hereinafter called the "SUBORDINATED INDEBTEDNESS", it being understood that the principal of the Subordinated Note shall not be deemed to be Subordinated Indebtedness), and (ii) to the extent the Subordinated Lender has a security interest in any property in which the Senior Lender has a security interest, the Subordinated Lender shall subordinate such security interest in such property to the security interest of the Senior Lender;

     NOW, THEREFORE, in consideration of the premises and as an inducement to the Senior Lender to continue to extend credit to the Borrower, and in consideration thereof, the Subordinated Lender hereby agrees with the Senior Lender to subordinate, and does hereby subordinate, the Subordinated Indebtedness to any and all indebtedness and other liabilities of the Borrower to the Senior Lender arising under that certain Credit and Security Agreement dated as of December 27, 1995 executed by the Borrower and the Senior Lender (the "Credit Agreement") and all documents executed in connection therewith, and any and all extensions, modifications, amendments, renewals or substitutions thereof, including principal, interest and expenses of collection and all other indebtedness of any nature now or hereafter owing from the Borrower to the Senior Lender (all of the foregoing being referred to as the "Senior Indebtedness"), and, for the consideration aforesaid, the Subordinated Lender, for itself and its successors and assigns, agrees with the Senior Lender that:

     1. Notwithstanding the terms of the instruments and agreements giving rise to the Subordinated Indebtedness, it will not, at any time until all Senior Indebtedness shall have been paid in full, demand, accept or receive any collateral for the Subordinated Indebtedness, nor will it assert against the Borrower any right of setoff or subrogation with respect to the Subordinated Indebtedness, nor will it transfer or assign any or all of the Subordinated Indebtedness unless the transferee or assignee agrees to be bound by the terms of this Subordination Agreement; provided, however, that the Subordinated Indebtedness may be secured by collateral pursuant to liens which are junior and subordinated to the liens of the Senior Lender in accordance with the terms hereof. Notwithstanding the foregoing, the Subordinated Indebtedness shall be permitted to become due and payable (whether by its terms, by acceleration or otherwise) upon the filing of any petition in bankruptcy by or against the Borrower.

     2. The Subordinated Lender may receive payments on the Subordinated Indebtedness in accordance with the terms of the Subordinated Note as in effect on the date hereof if and so long as no Event of Default (as defined in the Credit Agreement), other than an Event of Default derived from a breach of the financial covenants set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.05 of the Credit Agreement, shall have occurred and be continuing and shall not have been waived by the Senior Lender in writing in respect of the Senior Indebtedness. Except for payments of installments of principal of the Subordinated Note in accordance with the terms of the Subordinated Note, the Subordinated Lender will not demand, accept or receive any principal prepayment in respect of the Subordinated Note, and in the event it receives any such prepayment, the Subordinated Lender shall forthwith deliver the same to the Senior Lender in precisely the form received (except for the Subordinated Lender's endorsement where necessary) for application on account of the Borrower's obligations to the Senior Lender, and the Subordinated Lender agrees that, until so delivered, such prepayments shall be deemed received by the Subordinated Lender as agent for the Senior Lender and shall be held in trust by the Subordinated Lender as property of the Senior Lender. In the event of a failure of the Subordinated Lender to endorse any instrument for the payment of money so received by the Subordinated Lender payable to the Subordinated Lender's order, the Senior Lender, or any officer or employee thereof, is hereby irrevocably constituted and appointed attorney-in-fact for the Subordinated Lender with full power to make any such endorsement and with full power of substitution. The Subordinated Lender will not demand or consent to any amendment of the terms of the Subordinated Note with respect to the interest payable thereunder and the scheduled amortization of the principal amount thereof without the prior written consent of the Senior Lender. The Senior Lender agrees to provide the Subordinated Lender with notice of each Event of Default, other than an Event of Default derived from the breach of the financial covenants set forth in Sections 9.01, 9.02, 9.03, 9.04 and 9.05 of the Credit Agreement.

     3. If an Event of Default, other than an Event of Default derived from the breach of the financial covenants set forth in Sections 9.01, 9.02, 9.03,
9.04 and 9.05 of the Credit Agreement, shall occur and be continuing and shall not have been waived by the Senior Lender in writing with respect to the Senior Indebtedness, the Subordinated Lender will not receive from or for the account of the Borrower any payment of the Subordinated Indebtedness, and, in the event it receives any such payment, the Subordinated Lender shall forthwith deliver the same to the Senior Lender in precisely the form received (except for the Subordinated Lender's endorsement where necessary) for application on account of the Borrower's obligations to the Senior Lender, and the Subordinated Lender agrees that, until so delivered, such payments shall be deemed received by the Subordinated Lender as agent for the Senior Lender and shall be held in trust by the Subordinated Lender as property of the Senior Lender. In the event of a failure of the Subordinated Lender to endorse any instrument for the payment of money so received by the Subordinated Lender payable to the Subordinated Lender's order, the Senior Lender, or any officer or employee thereof, is hereby irrevocably constituted and appointed attorney-in-fact for the Subordinated Lender with full power to make any such endorsement and with full power of substitution.

     4. In the event the Borrower shall become Insolvent, the Subordinated Lender will, in any such case, assign and pay over or deliver to the Senior Lender, to the extent necessary to satisfy the Senior Indebtedness in full with interest (plus reasonable expenses of collection), any and all dividends, payments and other distributions with respect to the Subordinated

Indebtedness to which it would be entitled, of any kind or character, either in cash, property or securities to the extent such dividends, payments or other distributions are paid to the Subordinated Lender, to be held by the Senior Lender and applied by the Senior Lender for its own account to the extent of its rights hereunder. For purposes hereof, the Borrower shall be considered to be "Insolvent" when any of the following events shall have occurred with respect to the Borrower: admission in writing of its inability, or being generally unable, to pay its debts as they become due; dissolution; termination of existence; cessation of normal business operations; insolvency; appointment of a receiver of assets of the Borrower; legal or equitable assignment, conveyance or transfer of property for the benefit of creditors by the Borrower; or the commencement of any proceedings under any bankruptcy or insolvency laws by the Borrower; or such a proceeding shall have been commenced against the Borrower in which an adjudication or appointment is made or an order for relief is entered or which proceeding remains undismissed or unstayed for a period of 30 days or more.

     5. In order to carry out the terms and intent of this undertaking more effectively, the Subordinated Lender will do all acts necessary or convenient in the reasonable judgment of the Senior Lender to preserve for the Senior Lender the benefits of this Subordination Agreement and will execute all agreements which the Senior Lender may reasonably request for that purpose. For the following purposes only and only with respect to the Subordinated Indebtedness, the Subordinated Lender hereby assigns, transfers and sets over to the Senior Lender its claims against the Borrower arising on account of the Subordinated Indebtedness and, without imposing upon the Senior Lender any duty with respect to preservation, protection or enforcement of the claims arising on account of the Subordinated Indebtedness, constitutes and appoints the Senior Lender its true and lawful attorney:

          (a) To collect any dividends, payments or other distributions which would otherwise be payable to, or receivable by, it upon any liquidation, dissolution or other winding up of the Borrower or any liquidation or distribution of any part of the assets of the Borrower (other than distributions made in the ordinary course of the Borrower's business), or in any proceedings affecting the Borrower under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment, composition or extension of indebtedness, or reorganization or dissolution of the Borrower, or in any proceedings for execution sale, or marshaling of assets of the Borrower;

          (b)  To prove its claim in any such proceedings;

          (c) To accept or reject, to the extent to which the Subordinated Lender would be entitled to accept or reject, any plan of reorganization or arrangement in any such proceedings;

          (d) To accept any new securities or other property to which the Subordinated Lender would be entitled under any such plan of reorganization or arrangement or other proceedings; and

          (e) In general, to do any act in connection with any such proceedings which it might otherwise do, it being understood that the Senior Lender shall account to the

     Subordinated Lender for any dividends or payments received in excess of the amount to satisfy the claims of the Senior Lender in full with interest and expenses of collection.

     6. The Subordinated Lender agrees that the Subordinated Note evidencing the Subordinated Indebtedness shall be conspicuously marked with a legend providing as follows: "This Note is subject to the terms of a Subordination Agreement dated May 6, 1998 executed by Chugai Boyeki (America) Corp. and Vicon Industries, Inc. in favor of IBJ Schroder Business Credit Corporation".

     7. No action which the Senior Lender, or the Borrower with or without the consent of the Senior Lender, may take or refrain from taking with respect to the Senior Indebtedness, or any note or agreement representing the same, or any collateral therefor, or any agreement or agreements (including guaranties) in connection therewith, shall affect this Subordination Agreement or the obligations of the Subordinated Lender hereunder; provided that obligations consisting of principal owed by the Borrower to the Senior Lender shall not constitute Senior Indebtedness to the extent in excess of $6,500,000 unless the Subordinated Lender has consented in writing thereto.

     8. In the event that the Senior Lender shall transfer Senior Indebtedness to which the Subordinated Indebtedness is hereby subordinated, the transferee thereof and successive transferees thereafter shall have the same rights hereunder as the Senior Lender, it being intended that the benefits of this Subordination Agreement shall attach to and follow said Senior Indebtedness irrespective of changes in the ownership thereof.

     9. To the extent that the Subordinated Lender has a security interest in any property of the Borrower in which the Senior Lender has a security interest, the Subordinated Lender agrees that its security interest in such property shall be, in all respects, subordinated to the fullest extent permitted by law to the security interest of the Senior Lender and that, until all Senior Indebtedness of the Borrower to the Senior Lender is paid in full, it shall not take any action to enforce its security interest in such property or to realize value on such property. In furtherance of the foregoing, where both the Senior Lender and the Subordinated Lender hold a security interest in the same collateral of the Borrower, then regardless of the order of filing financing statements under the Uniform Commercial Code or the taking of possession of collateral and regardless of any other provision of law, the liens of the Senior Lender shall be prior liens, senior to the liens of the Subordinated Lender. In the event of the declaration of a default by the Senior Lender and an exercise of its remedies, the Senior Lender shall not have any responsibility, fiduciary or otherwise, to the Subordinated Lender to realize maximum value on the collateral.

     10. In addition to the Subordinated Note, the Subordinated Lender and its affiliate whose signature appears below have extended, or may in the future extend, credit, have outstanding trade payables, and provide other financial accommodations (as now or hereafter incurred, amended, increased, extended, supplemented or modified, "Additional Indebtedness") to the Borrower and have taken security interests in some or all of the Borrower's assets. With respect to the liens securing such Additional Indebtedness, the Subordinated Lender and such affiliate agree, notwithstanding any agreement or arrangement which they may now have with the Borrower or any rule of law, and notwithstanding the time, order or method of attachment, perfection, filing or recording, to subordinate to the prior lien of the Senior Lender any lien, right, title, interest and claims which it may now or hereinafter have to any of the assets of the Borrower, whether now or hereafter owned by the Borrower, the cash and non-cash proceeds thereof and any returned or repossessed goods relating thereto (herein collectively called the "Collateral"). The Subordinated Lender agrees to take such actions as requested by the Senior Lender to cause the Senior Lender to have a first lien on all the assets of the Borrower. Each of the Subordinated Lender and such affiliate agrees that, so long as the Borrower may be indebted or obligated to it in any manner whatsoever, including any obligations or indebtedness arising from the sale of any goods to the Borrower, it will not exercise any rights, assert any claim or interest, take any action or institute any proceeding with respect to the Collateral without prior written notice to and the consent of the Senior Lender. Except as provided herein, nothing contained in this Subordination Agreement shall prohibit the Subordinated Lender and its affiliate from collecting and retaining voluntary payments (prior to their exercise of any remedies or notification to the Borrower of their intention to exercise such remedies) of the Additional Indebtedness to them or any payment or distribution in any bankruptcy, insolvency, receivership or similar proceeding with respect to the Borrower or its assets. Subject to the payment in full of the indebtedness due to the Senior Lender, the Subordinated Lender and its affiliate shall be subrogated to the Senior Lender's rights to receive payments or distributions of assets of the Borrower applicable to the indebtedness due to the Senior Lender until the indebtedness due to the Senior Lender shall be paid in full, and, for the purposes of such subrogation, (a) no payment or distribution to the Senior Lender of any cash, properties or securities to which the Subordinated Lender and its affiliate would be entitled except for this agreement and no payment by the Subordinated Lender and its affiliate to the Senior Lender of any amount pursuant to this Subordination Agreement shall as between the Borrower and its creditors other than the Senior Lender and the Subordinated Lender and its affiliate, be deemed to be a payment by the Borrower to or on account of the indebtedness due to the Senior Lender, and (b) no payment or distribution to the Subordinated Lender or its affiliate pursuant to this subrogation provision which would otherwise have been paid to the Senior Lender shall be deemed to be a payment by the Borrower to the Subordinated Lender and its affiliate or on account of the indebtedness due to the Subordinated Lender and its affiliate. This Section 10 supersedes all prior agreements between the Subordinated Lender and its affiliate or any of them with the Senior Lender with respect to the subject matter hereof.

     11. No amendment, modification, termination or waiver of any provision of this Subordination Agreement, and no consent to any departure by the Borrower from any provision of this Subordination Agreement, shall in any event be effective unless the same shall be in writing and signed by the Senior Lender, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

     12. No failure on the part of the Senior Lender to exercise, and no delay in exercising, any right, power or remedy hereunder or under applicable law, and no single or partial exercise of any right hereunder or under applicable law, shall operate as a waiver thereof.

     13. This Subordination Agreement shall be governed by and construed in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the undersigned, intending the same to take effect as a sealed instrument, has executed this instrument as of the 6th day of May, 1998.

                                   CHUGAI BOYEKI (AMERICA) CORP.

                                   By:
                                      --------------------------------
                                      Name:  Kazuyoshi Sudo
                                      Title: Senior Executive Vice President
                                             and Chief Executive Officer

     The undersigned affiliate of the Subordinated Lender hereby agrees to be bound by the provisions of Paragraph 10 hereof.

                                   CHUGAI BOYEKI COMPANY LIMITED

                                   By:
                                      --------------------------------
                                      Name:  Kazuyoshi Sudo
                                      Title: Attorney-in-Fact

     The undersigned, designated as the Borrower in the above Subordination Agreement, hereby agrees not to make any payments or take any other action contrary to the provisions of said Subordination Agreement.

                                   VICON INDUSTRIES, INC.

                                   By:
                                      --------------------------------
                                      Name: Kenneth M. Darby
                                      Title:


ACKNOWLEDGED AND ACCEPTED:

IBJ SCHRODER BUSINESS
CREDIT CORPORATION

By:
   --------------------------------
   Name:
   Title:



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